Exhibit 99.3


                                 CONOCOPHILLIPS








                     SUMMARY OF NET INCOME (LOSS) BY SEGMENT
===============================================================================

                                                                         Millions of Dollars
                                        ---------------------------------------------------------------------------------------
                                                         2005                                           2006
                                        -------------------------------------------  ------------------------------------------
                                        1st Qtr  2nd Qtr  3rd Qtr  4th Qtr    YTD       1st Qtr 2nd Qtr  3rd Qtr  4th Qtr   YTD
                                        -------------------------------------------  ------------------------------------------
Income (Loss) from Continuing Operations
U.S. E&P                                   892      966    1,107    1,325    4,290     1,181   1,300    995      872     4,348
International E&P                          895      963    1,181    1,105    4,144     1,372   2,004    909    1,215     5,500
-----------------------------------------------------------------------------------  ------------------------------------------
Total E&P                                1,787    1,929    2,288    2,430    8,434     2,553   3,304  1,904    2,087     9,848
-----------------------------------------------------------------------------------  ------------------------------------------

Midstream                                  385       68       88      147      688       110     108    169       89       476
-----------------------------------------------------------------------------------  ------------------------------------------

U.S. R&M                                   570      936    1,096      805    3,407       297   1,433  1,444      741     3,915
International R&M                          130      174      294      251      849        93     275     20      178       566
-----------------------------------------------------------------------------------  ------------------------------------------
Total R&M                                  700    1,110    1,390    1,056    4,256       390   1,708  1,464      919     4,481
-----------------------------------------------------------------------------------  ------------------------------------------

LUKOIL Investment                          110      148      267      189      714       249     387    487      302     1,425

Chemicals                                  133       63       13      114      323       149     103    142       98       492

Emerging Businesses                         (8)      (8)       -       (4)     (20)        8     (12)    11        8        15

Corporate and Other                       (184)    (179)    (242)    (150)    (755)     (168)   (412)  (301)    (306)   (1,187)

-----------------------------------------------------------------------------------  ------------------------------------------
Consolidated                             2,923    3,131    3,804    3,782   13,640     3,291   5,186  3,876    3,197    15,550
===================================================================================  ==========================================

Cumulative Effect of Accounting Changes
U.S. E&P                                     -        -        -       (2)      (2)        -       -      -        -         -
International E&P                            -        -        -       (2)      (2)        -       -      -        -         -
-----------------------------------------------------------------------------------  ------------------------------------------
Total E&P                                    -        -        -       (4)      (4)        -       -      -        -         -
-----------------------------------------------------------------------------------  ------------------------------------------

Midstream                                    -        -        -        -        -         -       -      -        -         -
-----------------------------------------------------------------------------------  ------------------------------------------

U.S. R&M                                     -        -        -      (78)     (78)        -       -      -        -         -
International R&M                            -        -        -       (5)      (5)        -       -      -        -         -
-----------------------------------------------------------------------------------  ------------------------------------------
Total R&M                                    -        -        -      (83)     (83)        -       -      -        -         -
-----------------------------------------------------------------------------------  ------------------------------------------

LUKOIL Investment                            -        -        -        -        -         -       -      -        -         -

Chemicals                                    -        -        -        -        -         -       -      -        -         -

Emerging Businesses                          -        -        -       (1)      (1)        -       -      -        -         -

Corporate and Other                          -        -        -        -        -         -       -      -        -         -

-----------------------------------------------------------------------------------  ------------------------------------------
Consolidated                                 -        -        -      (88)     (88)        -       -      -        -         -
===================================================================================  ==========================================

Income (Loss) from Discontinued Operations
Corporate and Other                        (11)       7       (4)     (15)     (23)        -       -      -        -         -
===================================================================================  ==========================================


Net Income (Loss)
U.S. E&P                                   892      966    1,107    1,323    4,288     1,181   1,300    995      872     4,348
International E&P                          895      963    1,181    1,103    4,142     1,372   2,004    909    1,215     5,500
-----------------------------------------------------------------------------------  ------------------------------------------
Total E&P                                1,787    1,929    2,288    2,426    8,430     2,553   3,304  1,904    2,087     9,848
-----------------------------------------------------------------------------------  ------------------------------------------

Midstream                                  385       68       88      147      688       110     108    169       89       476
-----------------------------------------------------------------------------------  ------------------------------------------

U.S. R&M                                   570      936    1,096      727    3,329       297   1,433  1,444      741     3,915
International R&M                          130      174      294      246      844        93     275     20      178       566
-----------------------------------------------------------------------------------  ------------------------------------------
Total R&M                                  700    1,110    1,390      973    4,173       390   1,708  1,464      919     4,481
-----------------------------------------------------------------------------------  ------------------------------------------

LUKOIL Investment                          110      148      267      189      714       249     387    487      302     1,425

Chemicals                                  133       63       13      114      323       149     103    142       98       492

Emerging Businesses                         (8)      (8)       -       (5)     (21)        8     (12)    11        8        15

Corporate and Other                       (195)    (172)    (246)    (165)    (778)     (168)   (412)  (301)    (306)   (1,187)

-----------------------------------------------------------------------------------  ------------------------------------------
Consolidated                             2,912    3,138    3,800    3,679   13,529     3,291   5,186  3,876    3,197    15,550
===================================================================================  ==========================================

                                                                    Page 1 of 12




              INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES

                                                                        Millions of Dollars
                                   -------------------------------------------------------------------------------------------
                                                     2005                                                   2006
                                   ---------------------------------------------  --------------------------------------------
                                   1st Qtr  2nd Qtr  3rd Qtr   4th Qtr    YTD     1st Qtr   2nd Qtr  3rd Qtr   4th Qtr     YTD
                                   ---------------------------------------------  --------------------------------------------
Income from Continuing Operations
  Before Income Taxes
U.S. E&P                             1,388    1,504    1,728     2,019    6,639    1,853     2,062    1,598     1,380   6,893
International E&P                    2,020    2,152    2,567     2,550    9,289    2,862     3,814    3,460     2,948  13,084
--------------------------------------------------------------------------------  --------------------------------------------
Total E&P                            3,408    3,656    4,295     4,569   15,928    4,715     5,876    5,058     4,328  19,977
--------------------------------------------------------------------------------  --------------------------------------------

Midstream                              449      107      138       208      902      173       187      214       150     724
--------------------------------------------------------------------------------  --------------------------------------------

U.S. R&M                               901    1,485    1,766     1,379    5,531      512     2,260    2,282     1,195   6,249
International R&M                      160      203      368       330    1,061      112       343      107       222     784
--------------------------------------------------------------------------------  --------------------------------------------

Total R&M                            1,061    1,688    2,134     1,709    6,592      624     2,603    2,389     1,417   7,033
--------------------------------------------------------------------------------  --------------------------------------------

LUKOIL Investment                      115      153      275       196      739      257       398      496       311   1,462

Chemicals                              187       84       (3)      148      416      209       134      191       128     662

Emerging Businesses                    (13)     (13)      (2)      (10)     (38)       9       (20)      14        11      14

Corporate and Other                   (267)    (243)    (283)     (199)    (992)    (190)     (496)    (425)     (428) (1,539)

--------------------------------------------------------------------------------  --------------------------------------------

Consolidated                         4,940    5,432    6,554     6,621   23,547    5,797     8,682    7,937     5,917  28,333
================================================================================  ============================================


Income from Continuing Operations
  Effective Tax Rates
U.S. E&P                             35.7%    35.8%    35.9%     34.4%    35.4%    36.3%     37.0%    37.7%     36.8%   36.9%
International E&P                    55.7%    55.3%    54.0%     56.7%    55.4%    52.1%     47.5%    73.7%     58.8%   58.0%
--------------------------------------------------------------------------------  --------------------------------------------

Total E&P                            47.6%    47.2%    46.7%     46.8%    47.0%    45.9%     43.8%    62.4%     51.8%   50.7%
--------------------------------------------------------------------------------  --------------------------------------------

Midstream                            14.3%    36.4%    36.2%     29.3%    23.7%    36.4%     42.2%    21.0%     40.7%   34.3%
--------------------------------------------------------------------------------  --------------------------------------------

U.S. R&M                             36.7%    37.0%    37.9%     41.6%    38.4%    42.0%     36.6%    36.7%     38.0%   37.3%
International R&M                    18.8%    14.3%    20.1%     23.9%    20.0%    17.0%     19.8%    81.3%     19.8%   27.8%
--------------------------------------------------------------------------------  --------------------------------------------

Total R&M                            34.0%    34.2%    34.9%     38.2%    35.4%    37.5%     34.4%    38.7%     35.1%   36.3%
--------------------------------------------------------------------------------  --------------------------------------------

LUKOIL Investment                     4.3%     3.3%     2.9%      3.6%     3.4%     3.1%      2.8%     1.8%      2.9%    2.5%

Chemicals                            28.9%    25.0%       --     23.0%    22.4%    28.7%     23.1%    25.7%     23.4%   25.7%

Emerging Businesses                  38.5%    38.5%       --     60.0%    47.4%    11.1%     40.0%    21.4%     27.3%   -7.1%

Corporate and Other                  31.1%    26.3%    14.5%     24.6%    23.9%    11.6%     16.9%    29.2%     28.5%   22.9%

--------------------------------------------------------------------------------  --------------------------------------------

Consolidated                         40.8%    42.4%    42.0%     42.9%    42.1%    43.2%     40.3%    51.2%     46.0%   45.1%
================================================================================  ============================================

     CERTAIN ITEMS INCLUDED IN INCOME FROM CONTINUING OPERATIONS (AFTER-TAX)

                                                                                Millions of Dollars
                                                --------------------------------------------------------------------------------
                                                                  2005                                        2006
                                                --------------------------------------    --------------------------------------
                                                 1st Qtr  2nd Qtr 3rd Qtr 4th Qtr  YTD     1st Qtr 2nd Qtr 3rd Qtr  4th Qtr  YTD
                                                --------------------------------------    --------------------------------------
U.S. E&P
Gain (loss) on asset sales                        90         -       -      -      90        -      15       -       33      48
Impairments                                        -         -       -      -       -        -     (26)      -      (10)    (36)
Insurance premium adjustments                      -        (5)     (4)    (8)    (17)      (2)      -      (5)      (4)    (11)
Pending claims and settlements                     -        15       -    (23)     (8)       -       -      18        -      18
Business interruption insurance claims recovery    -         -       -      -       -        -       -      15        -      15
Enacted tax legislation                            -         -       -      -       -        -       2       -        -       2
--------------------------------------------------------------------------------------    --------------------------------------
  Total                                           90        10      (4)   (31)     65       (2)     (9)     28       19      36
--------------------------------------------------------------------------------------    --------------------------------------

International E&P
Gain (loss) on asset sales                         -        15       -      -      15        -      25       -        -      25
Insurance premium adjustments                      -       (10)    (12)   (19)    (41)     (10)      -     (10)      (8)    (28)
International tax law changes                      -         -       -     38      38        -     401    (270)     (31)    100
Impairments                                        -         -       -      -       -        -       -      (4)    (104)   (108)
Business interruption insurance claims recovery    -         -       -      -       -        -       -      11        3      14
Pending claims and settlements                     -         -       -      -       -        -       -       -       25      25
--------------------------------------------------------------------------------------    --------------------------------------
  Total                                            -         5     (12)    19      12      (10)    426    (273)    (115)     28
--------------------------------------------------------------------------------------    --------------------------------------

Total E&P                                         90        15     (16)   (12)     77      (12)    417    (245)     (96)     64
--------------------------------------------------------------------------------------    --------------------------------------

Midstream
Impairments                                       (6)       (7)      -      -     (13)       -       -       -        -       -
Business interruption insurance claims recovery    -         -       -      -       -        -       -       -        5       5
DCP Midstream's sale of TEPPCO general ptnr      306         -       -      -     306        -       -      30        -      30
Enacted tax legislation                            -         -       -      -       -        -      (6)      -        -      (6)
--------------------------------------------------------------------------------------    --------------------------------------
  Total                                          300        (7)      -      -     293        -      (6)     30        5      29
--------------------------------------------------------------------------------------    --------------------------------------

U.S. R&M
Gain (loss) on asset sales                        31         -       -      -      31        -       -       -        -       -
Impairments                                        -         -       -      -       -        -       -     (35)    (192)   (227)
Insurance premium adjustments                      -        (7)     (9)   (14)    (30)      (6)      -      (7)      (6)    (19)
Discontinuation of a marketing
   incentive program                               -         -     (16)     -     (16)       -       -       -        -       -
Hurricanes impact on maintenance & repairs         -         -       -    (57)    (57)       -       -       -        -       -
Business interruption insurance claims recovery    -         -       -      -       -        -       -     111        -     111
Pending claims and settlements                     -         -       -      -       -        -       -       -        -       -
Enacted tax legislation                            -         -       -      -       -        -      34       -        -      34
--------------------------------------------------------------------------------------    --------------------------------------
  Total                                           31        (7)    (25)   (71)    (72)      (6)     34      69     (198)   (101)
--------------------------------------------------------------------------------------    --------------------------------------

International R&M
Gain (loss) on asset sales                         -        25       -      -      25        -       -       -        -       -
Impairments                                        -         -       -      -       -        -       -    (214)       -    (214)
Insurance premium adjustments                      -         -       -      -       -       (1)      -      (1)      (1)     (3)
--------------------------------------------------------------------------------------    --------------------------------------
  Total                                            -        25       -      -      25       (1)      -    (215)      (1)   (217)
--------------------------------------------------------------------------------------    --------------------------------------

Total R&M                                         31        18     (25)   (71)    (47)      (7)     34    (146)    (199)   (318)
--------------------------------------------------------------------------------------    --------------------------------------

LUKOIL Investment
Ownership interest adjustment                      -         -       -      -       -        -       -      23        -      23
--------------------------------------------------------------------------------------    --------------------------------------
  Total                                            -         -       -      -       -        -       -      23        -      23
--------------------------------------------------------------------------------------    --------------------------------------

Chemicals
Business interruption insurance claims recovery    -         -       -      -       -        -       -       7       13      20
Asset retirements recorded by CPChem               -         -       -      -       -        -       -       -      (16)    (16)
Enacted tax legislation                            -         -       -      -       -        -      (5)      -        -      (5)
--------------------------------------------------------------------------------------    --------------------------------------
  Total                                            -         -       -      -       -        -      (5)      7       (3)     (1)
--------------------------------------------------------------------------------------    --------------------------------------

Emerging Businesses
Property write-down                                -         -       -      -       -        -     (14)      -        -     (14)
--------------------------------------------------------------------------------------    --------------------------------------
  Total                                            -         -       -      -       -        -     (14)      -        -     (14)
--------------------------------------------------------------------------------------    --------------------------------------

Corporate and Other
Acquisition-related expenses                       -         -       -      -       -       (5)    (39)    (32)     (22)    (98)
Premium on early debt retirement                  (8)        -     (42)   (42)    (92)       -       -       -        -       -
Pending claims and settlements                     -         -       -      -       -      (15)      -       -        -     (15)
Canada tax law change                              -         -       -      -       -        -     (10)      -        -     (10)
--------------------------------------------------------------------------------------    --------------------------------------
  Total                                           (8)        -     (42)   (42)    (92)     (20)    (49)    (32)     (22)   (123)
--------------------------------------------------------------------------------------    --------------------------------------

Total Company                                    413        26     (83)  (125)    231      (39)    377    (363)    (315)   (340)
======================================================================================    ======================================

                              CASH FLOW INFORMATION

                                                                         Millions of Dollars
                                        ---------------------------------------------------------------------------------------
                                                           2005                                        2006
                                        ---------------------------------------------  ----------------------------------------
                                        1st Qtr   2nd Qtr  3rd Qtr  4th Qtr    YTD     1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD
                                        ---------------------------------------------  ----------------------------------------
Cash Flows from
  Operating Activities
  Net income                             2,912     3,138    3,800    3,679    13,529     3,291   5,186  3,876   3,197   15,550
  DD&A and impairments                   1,063       994    1,049    1,189     4,295     1,180   2,015  2,404   2,368    7,967
  Dry hole costs and
   leasehold impairments                   109        47       55      138       349        38      47     56     210      351
  Accretion on discounted liabilities       48        41       46       58       193        60      73     74      74      281
  Deferred income taxes                    123       369      261      348     1,101       168    (390)   495     (56)     217
  Undistributed equity earnings           (805)     (414)    (463)     (92)   (1,774)      (67)   (687)  (253)     62     (945)
  Net gain on asset dispositions          (177)      (65)     (22)     (14)     (278)       (3)    (53)    (8)    (52)    (116)
  Loss from discontinued operations         11        (7)       4       15        23         -       -      -       -        -
  Cumulative effect of
   changes in acctg princ                    -         -        -       88        88         -       -      -       -        -
  Other                                    (78)     (113)     192     (140)     (139)     (203)    189   (282)     95     (201)
  Net working capital changes              888    (1,224)   1,177     (595)      246       336  (1,536)  (127)   (261)  (1,588)
  Discontinued operations                   (5)        2       (3)       1        (5)        -       -      -       -        -
-------------------------------------------------------------------------------------  ----------------------------------------
Net Cash Provided by
  Operating Activities                   4,089     2,768    6,096    4,675    17,628     4,800   4,844  6,235   5,637   21,516
-------------------------------------------------------------------------------------  ----------------------------------------
Cash Flows from Investing
   Activities
  Capital expenditures
   and investments*:
    E&P                                 (1,206)   (2,337)  (1,475)  (1,666)   (6,684)   (2,206) (2,172)(2,454) (2,681)  (9,513)
    Midstream                               (1)        -     (838)       -      (839)       (1)     (1)     -      (2)      (4)
    R&M                                   (275)     (360)    (440)    (663)   (1,738)   (1,635)   (475)  (374)   (532)  (3,016)
    LUKOIL Investment                     (324)     (384)    (815)    (637)   (2,160)     (612)   (648)  (702)   (753)  (2,715)
    Chemicals                                -         -        -        -         -         -       -      -       -        -
    Emerging Businesses                      4        (7)      (2)       -        (5)      (12)    (28)    (6)    (37)     (83)
    Corporate and Other                    (20)      (37)     (56)     (81)     (194)      (48)    (78)   (61)    (78)    (265)
-------------------------------------------------------------------------------------  ----------------------------------------
      Total capital expend.
       & investments                    (1,822)   (3,125)  (3,626)  (3,047)  (11,620)   (4,514) (3,402)(3,597) (4,083) (15,596)
  Acquisition of Burlington
   Resources Inc.*                           -         -        -        -         -   (14,190)    (94)    (1)      -  (14,285)
  Proceeds from asset dispositions          87       221      300      160       768         5      68    173     299      545
  Long-term advances
    to/collections from
    affiliates and other investments        25         4      (58)    (135)     (164)     (115)   (151)  (251)   (140)    (657)
  Discontinued operations                    -         -        -        -         -         -       -      -                -
-------------------------------------------------------------------------------------  ----------------------------------------
Net Cash Used for Investing
   Activities                           (1,710)   (2,900)  (3,384)  (3,022)  (11,016)  (18,814) (3,579)(3,676) (3,924) (29,993)
-------------------------------------------------------------------------------------  ----------------------------------------
Cash Flows from
   Financing Activities
  Net issuance (repayment) of debt        (986)      (13)    (513)  (1,038)   (2,550)   15,324  (2,756)(1,630)   (706)  10,232
  Issuance of stock                        155       108      114       25       402        40      64     41      75      220
  Repurchase of stock                     (194)     (382)    (589)    (759)   (1,924)        -    (425)  (250)   (250)    (925)
  Dividends                               (348)     (432)    (430)    (429)   (1,639)     (496)   (595)  (593)   (593)  (2,277)
  Other                                     64        33      (10)     (60)       27       (27)    (20)   (76)    (62)    (185)
-------------------------------------------------------------------------------------  ----------------------------------------
Net Cash Provided by
  (Used for)
  Financing Activities                  (1,309)     (686)  (1,428)  (2,261)   (5,684)   14,841  (3,732)(2,508) (1,536)   7,065
-------------------------------------------------------------------------------------  ----------------------------------------
Effect of Exchange Rate Changes            (36)      (62)     (22)      19      (101)      (33)    113     (9)    (56)      15
-------------------------------------------------------------------------------------  ----------------------------------------
Net Change in Cash
  and Cash Equivalents                   1,034      (880)   1,262     (589)      827       794  (2,354)    42     121   (1,397)
Cash and cash equivalents
  at beginning of period                 1,387     2,421    1,541    2,803     1,387     2,214   3,008    654     696    2,214
-------------------------------------------------------------------------------------  ----------------------------------------
Cash and Cash Equivalents
  at End of Period                       2,421     1,541    2,803    2,214     2,214     3,008     654    696     817      817
=====================================================================================  ========================================

 * Net of cash acquired.

                                    TOTAL E&P

                                                      2005                                        2006
                                     ----------------------------------------    --------------------------------------------
                                     1st Qtr  2nd Qtr  3rd Qtr 4th Qtr   YTD      1st Qtr   2nd Qtr   3rd Qtr  4th Qtr     YTD
                                     ----------------------------------------    --------------------------------------------
E&P Net Income ($ Millions)           1,787    1,929   2,288   2,426   8,430      2,553     3,304     1,904    2,087   9,848
=============================================================================    ============================================

Production
Total, Including Equity Affiliates
  and Canadian Syncrude (MBOE/D)      1,600    1,537   1,521   1,590   1,562      1,610     2,134     2,036    2,047   1,957
-----------------------------------------------------------------------------    --------------------------------------------
E&P segment plus LUKOIL Investment
 segment:                              1,801    1,760   1,787   1,883   1,808      1,932     2,537     2,472    2,485   2,358
-----------------------------------------------------------------------------    --------------------------------------------

Crude Oil and Condensate (MB/D)
  Consolidated                          822      780     766     777     786        777       924       865      859     856
  Equity affiliates                     120      123     124     116     121        126       121       104      113     116
-----------------------------------------------------------------------------    --------------------------------------------
    Total                               942      903     890     893     907        903     1,045       969      972     972
=============================================================================    ============================================

Sales of crude oil produced (MB/D)      940      932     883     916     918        913     1,040       953      988     973
-----------------------------------------------------------------------------    --------------------------------------------

Natural Gas Liquids (MB/D)               94       80      92      99      91         97       152       146      150     136
-----------------------------------------------------------------------------------------------------------------------------

Natural Gas (MMCF/D)
  Consolidated                        3,295    3,191   3,099   3,468   3,263      3,554     5,498     5,379    5,387   4,961
  Equity affiliates                       5        7      10       3       7         11        10         8        7       9
-----------------------------------------------------------------------------    --------------------------------------------

    Total                             3,300    3,198   3,109   3,471   3,270      3,565     5,508     5,387    5,394   4,970
=============================================================================    ============================================

Canadian Syncrude (MB/D)                 14       21      21      20      19         16        19        23       26      21
-----------------------------------------------------------------------------    --------------------------------------------

Industry Prices (Platt's)
Crude Oil ($/bbl)
  WTI spot                            49.70    53.03   63.05   59.99   56.44      63.28     70.40     70.38    59.94   66.00
  Brent dated                         47.50    51.59   61.54   56.90   54.38      61.75     69.62     69.49    59.68   65.14
Natural Gas ($/mmbtu)
  Henry Hub -- First of Month          6.27     6.74    8.53   13.00    8.64       9.01      6.80      6.58     6.56    7.24
-----------------------------------------------------------------------------    --------------------------------------------

Average Realized Prices
Crude Oil and Condensate ($/bbl)
  Consolidated                        44.89    48.88   58.49   55.06   51.74      58.97     65.89     67.37    56.87   62.39
  Equity affiliates                   30.38    36.11   45.25   38.90   37.79      43.38     52.28     46.98    41.79   46.01
  Total                               43.15    46.93   56.64   53.05   49.87      56.63     64.34     65.04    55.10   60.37
-----------------------------------------------------------------------------    --------------------------------------------

Natural Gas Liquids ($/bbl)           33.44    35.10   41.54   42.75   38.32      43.13     41.75     43.62    38.23   41.50
-----------------------------------------------------------------------------    --------------------------------------------

Natural Gas ($/mcf)
  Consolidated                         5.24     5.53    6.40    7.96    6.32       7.26      5.86      5.92     6.13    6.20
  Equity affiliates                    0.25     0.32    0.20    0.28    0.26       0.23      0.36      0.32     0.32    0.30
  Total                                5.24     5.52    6.38    7.94    6.30       7.24      5.85      5.91     6.12    6.19
-----------------------------------------------------------------------------    --------------------------------------------

Exploration Charges ($ Millions)
  Dry Holes                              88       30      32      83     233         19        15        18      142     194
  Lease Impairments                      20       18      23      55     116         19        33        37       68     157
-----------------------------------------------------------------------------    --------------------------------------------

    Total Non-Cash Charges              108       48      55     138     349         38        48        55      210     351
  Other (G&G and Lease Rentals)          63       73      85      91     312         74        86       142      181     483
-----------------------------------------------------------------------------    --------------------------------------------

Total Exploration Charges               171      121     140     229     661        112       134       197      391     834
=============================================================================    ============================================

Depreciation, Depletion and
  Amortization (DD&A) ($ Millions)      819      755     823     915   3,312        910     1,659     1,860    1,703   6,132
-----------------------------------------------------------------------------    --------------------------------------------

                                                                    Page 5 of 12

                                    U.S. E&P

                                                     2005                                              2006
                                     -----------------------------------------      ------------------------------------------
                                     1st Qtr   2nd Qtr 3rd Qtr 4th Qtr  YTD         1st Qtr  2nd Qtr  3rd Qtr 4th Qtr       YTD
                                     -----------------------------------------      ------------------------------------------
U.S. E&P Net Income ($ Millions)         892     966  1,107  1,323      4,288       1,181    1,300      995     872     4,348
==============================================================================      ==========================================

 Alaska ($ Millions)                     532     572    730    718      2,552         692      760      425     470     2,347
------------------------------------------------------------------------------      ------------------------------------------

 Lower 48 ($ Millions)                   360     394    377    605      1,736         489      540      570     402     2,001
------------------------------------------------------------------------------      ------------------------------------------

Production
Total U.S. (MBOE/D)                      648     631    617    636        633         636      894      846     856       808
------------------------------------------------------------------------------      ------------------------------------------

Crude Oil and Condensate (MB/D)
  Alaska                                 309     297    281    291        294         283      279      234     257       263
  Lower 48                                62      63     56     54         59          64      120      119     113       104
------------------------------------------------------------------------------      ------------------------------------------

    Total                                371     360    337    345        353         347      399      353     370       367
==============================================================================      ==========================================

Sales of crude oil produced (MB/D)       386     352    352    337        357         363      398      355     371       371
------------------------------------------------------------------------------      ------------------------------------------

Natural Gas Liquids (MB/D)*
  Alaska                                  24      16     18     21         20          22       20       11      17        17
  Lower 48                                27      31     30     31         30          29       70       75      72        62
------------------------------------------------------------------------------      ------------------------------------------

    Total                                 51      47     48     52         50          51       90       86      89        79
==============================================================================      ==========================================

 *Includes reinjection volumes
   sold lease-to-lease:                   13       1      8     13          9          14       14        7       9        11
------------------------------------------------------------------------------      ------------------------------------------

Natural Gas (MMCF/D)
  Alaska                                 185     148    173    172        169         163      163      123     131       145
  Lower 48                             1,169   1,195  1,218  1,264      1,212       1,264    2,265    2,320   2,250     2,028
------------------------------------------------------------------------------      ------------------------------------------

    Total                              1,354   1,343  1,391  1,436      1,381       1,427    2,428    2,443   2,381     2,173
==============================================================================      ==========================================

Average Realized Prices
Crude Oil and Condensate ($/bbl)
  Alaska
    North Slope                        38.93   43.92  53.30  52.34      46.95       52.92    59.89    62.85   51.11     58.43
------------------------------------------------------------------------------      ------------------------------------------

    West Coast                         44.15   49.22  58.70  57.61      52.24       58.87    66.02    69.66   57.00     62.66
------------------------------------------------------------------------------      ------------------------------------------

  Lower 48                             41.29   43.58  50.00  46.62      45.24       52.21    59.63    62.45   51.26     57.04
------------------------------------------------------------------------------      ------------------------------------------

  Total U.S.                           43.69   48.21  57.31  55.86      51.09       57.70    64.09    67.25   55.26     61.09
------------------------------------------------------------------------------      ------------------------------------------


Natural Gas Liquids ($/bbl)
  Alaska                               44.33   49.20  57.11  57.58      51.30       58.88    65.25    67.12   57.03     61.06
------------------------------------------------------------------------------      ------------------------------------------

  Lower 48                             30.96   31.22  39.92  42.89      36.43       38.20    38.29    41.34   34.51     38.10
------------------------------------------------------------------------------      ------------------------------------------

  Total U.S.                           34.68   37.26  43.95  45.94      40.40       43.00    40.45    42.68   36.74     40.35
------------------------------------------------------------------------------      ------------------------------------------

Natural Gas ($/mcf)
  Alaska                                2.96    2.49   2.57   3.01       2.75        3.58     3.42     3.36    4.05      3.59
------------------------------------------------------------------------------      ------------------------------------------

  Lower 48                              5.66    6.20   7.67   9.37       7.28        7.50     5.81     6.00    5.85      6.14
------------------------------------------------------------------------------      ------------------------------------------

  Total U.S.                            5.57    6.07   7.48   9.17       7.12        7.42     5.78     5.98    5.84      6.11
------------------------------------------------------------------------------      ------------------------------------------

Kenai, Alaska LNG Sales
  Volume (MMCF/D)                        132      96    123    118        117         128      126      110      88       113
------------------------------------------------------------------------------      ------------------------------------------

  Sales price per MCF                   5.27    5.24   5.90   6.36       5.71        6.45     5.16     6.16    6.33      6.00
------------------------------------------------------------------------------      ------------------------------------------

U.S. Exploration Charges ($ Millions)
  Dry Holes                               74       8     (2)     3         83           8        3        8      67        86
  Lease Impairments                       10       9      9     10         38           8       15       13      46        82
------------------------------------------------------------------------------      ------------------------------------------
------------------------------------------------------------------------------      ------------------------------------------
    Total Non-Cash Charges                84      17      7     13        121          16       18       21     113       168
  Other (G&G and Lease Rentals)           12      17     19      7         55          14        1       66      55       136
------------------------------------------------------------------------------      ------------------------------------------

Total U.S. Exploration Charges            96      34     26     20        176          30       19       87     168       304
==============================================================================      ==========================================

Alaska Only                               85      13     11      1        110          18       (7)      50      21        82
------------------------------------------------------------------------------      ------------------------------------------

DD&A ($ Millions)
    Alaska                               133     134    126    142        535         132      135      137     151       555
    Lower 48                             219     172    243    231        865         251      634      784     623     2,292
------------------------------------------------------------------------------      ------------------------------------------
      Total U.S.                         352     306    369    373      1,400         383      769      921     774     2,847
==============================================================================      ==========================================

                                INTERNATIONAL E&P

                                                           2005                                      2006
                                     -------------------------------------------   ----------------------------------------
                                        1st Qtr  2nd Qtr  3rd Qtr 4th Qtr   YTD     1st Qtr  2nd Qtr 3rd Qtr 4th Qtr  YTD
                                     -------------------------------------------   ----------------------------------------
International E&P
  Net Income ($ Millions)                   895    963    1,181   1,103   4,142    1,372    2,004      909  1,215    5,500
================================================================================   ========================================

Production
Total, Including Equity Affiliates
  and Canadian Syncrude (MBOE/D)            952    906      904     954     929      974    1,240    1,190  1,191    1,149
--------------------------------------------------------------------------------   ----------------------------------------

Crude Oil and Condensate (MB/D)
  Consolidated
    Norway                                  207    195      198     188     197      188      192      190    185      189
    United Kingdom                           61     60       56      62      60       62       57       50     56       56
    Canada                                   23     23       22      22      23       22       27       26     27       25
    China                                    22     25       22      23      23       25       34       36     36       33
    Indonesia                                21     16       10      13      15       14       14       11     10       12
    Vietnam                                  27     26       30      37      29       31       22       24     23       25
    Timor Sea                                36     21       38      36      33       39       39       40     27       36
    Libya                                     -      -        -       -       -        -       74       71     56       50
    Other                                    54     54       53      51      53       49       66       64     69       63
  Equity affiliates                         120    123      124     116     121      126      121      104    113      116
--------------------------------------------------------------------------------   ----------------------------------------
  Total                                     571    543      553     548     554      556      646      616    602      605
================================================================================   ========================================
Sales of crude oil produced (MB/D)          554    580      531     579     561      550      642      598    617      602
--------------------------------------------------------------------------------   ----------------------------------------

Natural Gas Liquids (MB/D)
  Norway                                     10      9       10      11       9       11        8        9      8        9
  Canada                                     10     10       10      10      10        9       30       28     31       25
  Timor Sea                                  17      9       20      19      16       20       20       20     15       18
  Other                                       6      5        4       7       6        6        4        3      7        5
--------------------------------------------------------------------------------   ----------------------------------------
  Total                                      43     33       44      47      41       46       62       60     61       57
================================================================================   ========================================

Natural Gas (MMCF/D)
  Consolidated
    Norway                                  298    268      259     264     272      269      260      260    291      270
    United Kingdom                          824    741      588     851     751      851      796      665    734      761
    Canada                                  417    422      429     430     425      424    1,204    1,154  1,140      983
    China                                     -      -        -       -       -        -       10        8      9        7
    Timor Sea                                35     35       35      33      34      144      251      300    243      235
    Indonesia                               273    287      303     330     298      294      323      342    315      319
    Vietnam                                  18     14       20      19      18       24       19       20     20       21
    Libya                                     -      -        -       -       -        -        -        -     17        4
    Other                                    76     81       74     105      84      121      207      187    237      188
  Equity affiliates                           5      7       10       3       7       11       10        8      7        9
--------------------------------------------------------------------------------   ----------------------------------------
    Total                                 1,946  1,855    1,718   2,035   1,889    2,138    3,080    2,944  3,013    2,797
================================================================================   ========================================

Canadian Syncrude (MB/D)                     14     21       21      20      19       16       19       23     26       21
--------------------------------------------------------------------------------   ----------------------------------------

Darwin, Australia LNG Sales (MMCF/D)          -      -        -       -       -      136      305      411    382      310
--------------------------------------------------------------------------------   ----------------------------------------

                                                          2005                                           2006
                                        -------------------------------------------   -----------------------------------------
                                         1st Qtr  2nd Qtr 3rd Qtr 4th Qtr      YTD    1st Qtr  2nd Qtr 3rd Qtr  4th Qtr   YTD
                                        -------------------------------------------   -----------------------------------------

Average Realized Prices
Crude Oil and Condensate ($/bbl)
  Consolidated
    Norway                                 45.52    50.21   60.42   56.36    53.18    61.36    68.64   68.48    60.07    64.61
    United Kingdom                         49.47    48.02   60.83   54.87    53.13    59.13    65.32   64.67    58.71    62.08
    Canada                                 36.96    41.09   54.74   46.44    44.70    44.28    60.86   61.00    49.28    54.25
    China                                  41.51    46.95   51.89   49.86    47.85    57.90    66.68   64.68    51.06    60.00
    Indonesia                              46.51    47.57   61.77   47.00    49.45    57.94    58.15   62.69    52.21    57.80
    Vietnam                                47.77    53.32   58.52   52.77    53.23    62.34    68.53   71.35    56.77    64.75
    Timor Sea                              47.99    50.90   59.03   52.90    52.95    60.37    66.98   66.84    57.27    63.21
    Libya                                      -        -       -       -        -        -    68.07   67.75    58.19    65.11
    Other                                  44.56    50.11   60.99   57.03    52.93    62.95    69.20   70.39    60.92    65.85
  Equity affiliates                        30.38    36.11   45.25   38.90    37.79    43.38    52.28   46.98    41.79    46.01
  Total                                    42.77    46.16   56.19   51.41    49.09    55.92    64.50   63.73    55.00    59.92
-----------------------------------------------------------------------------------   -----------------------------------------

Natural Gas Liquids ($/bbl)
  Norway                                   30.63    28.20   37.29   33.81    32.45    42.55    40.99   43.91    39.46    41.61
  Canada                                   37.37    37.66   44.22   49.63    42.20    46.21    46.73   46.16    43.87    45.62
  Timor Sea                                34.40    35.99   40.45   47.29    40.11    46.68    41.35   45.63    41.62    43.95
  Other                                    21.34    22.30   26.63   20.30    22.17    27.16    33.82   26.79    19.33    26.23
  Total                                    32.35    32.03   39.29   40.04    36.25    43.25    43.28   44.89    40.25    42.89
-----------------------------------------------------------------------------------   -----------------------------------------

Natural Gas ($/mcf)
  Consolidated
    Norway                                  5.03     5.30    5.13    6.40     5.46     7.28     7.09    7.48     8.58     7.61
    United Kingdom                          5.54     5.01    4.92    7.64     5.89     8.81     6.84    7.08     8.52     7.85
    Canada                                  5.33     6.14    7.54    9.86     7.25     6.28     5.47    5.43     5.91     5.67
    China                                      -        -       -       -        -        -     1.90    4.11     2.80     2.87
    Timor Sea                               0.52     0.52    0.56    0.61     0.55     0.67     0.65    0.69     0.74     0.69
    Indonesia                               5.08     5.96    6.73    6.23     6.03     7.45     7.53    6.71     5.78     6.86
    Vietnam                                 1.04     1.04    1.05    1.07     1.05     1.07     1.07    1.07     1.05     1.06
    Libya                                      -        -       -       -        -        -        -       -     0.09     0.09
    Other                                   0.70     0.59    0.66    0.72     0.67     0.82     2.57    2.04     2.02     1.98
  Equity affiliates                         0.25     0.32    0.20    0.28     0.26     0.23     0.36    0.32     0.32     0.30
  Total                                     5.03     5.15    5.57    7.16     5.76     7.13     5.90    5.85     6.36     6.25
-----------------------------------------------------------------------------------   -----------------------------------------

International Exploration Charges ($ Millions)
  Dry Holes                                   14       22      34      80      150       11       12      10       75      108
  Lease Impairments                           10        9      14      45       78       11       18      24       22       75
-----------------------------------------------------------------------------------   -----------------------------------------
    Total Non-Cash Charges                    24       31      48     125      228       22       30      34       97      183
  Other (G&G and Lease Rentals)               51       56      66      84      257       60       85      76      126      347
-----------------------------------------------------------------------------------   -----------------------------------------

Total International Exploration Charges       75       87     114     209      485       82      115     110      223      530
===================================================================================   =========================================

DD&A ($ Millions)                            467      449     454     542    1,912      527      890     939      929    3,285
-----------------------------------------------------------------------------------   -----------------------------------------

                                       R&M

                                                              2005                                     2006
                                            ---------------------------------------   -----------------------------------------
                                            1st Qtr  2nd Qtr 3rd Qtr 4th Qtr  YTD     1st Qtr  2nd Qtr  3rd Qtr 4th Qtr   YTD
                                            ---------------------------------------   -----------------------------------------

R&M Net Income ($ Millions)                   700    1,110   1,390     973   4,173        390   1,708    1,464     919   4,481
===================================================================================   =========================================

 United States ($ Millions)                   570      936   1,096     727   3,329        297   1,433    1,444     741   3,915
-----------------------------------------------------------------------------------   -----------------------------------------

 International ($ Millions)                   130      174     294     246     844         93     275       20     178     566
-----------------------------------------------------------------------------------   -----------------------------------------

Market Indicators
U.S. East Coast Crack Spread ($/bbl)         6.40     8.80   14.81    9.32    9.83       7.52   15.21    10.54    7.86   10.28
U.S. Gulf Coast Crack Spread ($/bbl)         6.37     9.63   17.42   10.27   10.92       8.28   17.26    11.00    6.77   10.83
U.S. Group Central Crack Spread ($/bbl)      7.92    11.51   17.06   11.93   12.10       9.81   19.60    17.75   10.11   14.32
U.S. West Coast Crack Spread ($/bbl)        19.61    22.20   26.61   16.29   21.18      18.87   32.47    21.70   20.36   23.35
U.S. Weighted 3:2:1 Crack Spread ($/bbl)     9.24    12.35   18.51   11.69   12.95      10.56   20.39    14.86   10.49   14.07
NW Europe Crack Spread ($/bbl)              11.14    15.09   16.53   13.68   14.11      10.18   15.20    14.18   11.46   12.75
Singapore 3:1:2 Crack Spread ($/bbl)        13.23    13.95   16.70   12.43   14.08      10.58   19.30    15.13   11.03   14.01
U.S. Wholesale Gasoline Mktg Mrgn ($/bbl)    0.16     2.05    0.70    2.63    1.38       0.71    1.83     5.75    1.81    2.52
-----------------------------------------------------------------------------------   -----------------------------------------

Realized Margins
Refining Margin ($/bbl)
  U.S.                                      10.11    11.23   14.61   12.71   12.17      10.18   17.23    14.10   11.39   13.29
  International                              8.43     8.89   11.19    8.95    9.38       5.30    7.64     6.46    6.22    6.50
-----------------------------------------------------------------------------------   -----------------------------------------
Marketing Margin ($/bbl)*
  U.S.                                       0.46     2.01    0.18    2.52    1.28       0.12    0.48     2.81    1.35    1.21
  International                              5.61     8.56    6.80    8.62    7.43       6.07    6.67    11.17    9.50    8.38
-----------------------------------------------------------------------------------   -----------------------------------------


DD&A ($ Millions)                             194      197     197     230     818        239     253      246     266   1,004
-----------------------------------------------------------------------------------   -----------------------------------------

Turnaround Expense ($ Millions)               108      106      53      86     353        163     115       42      94     414
-----------------------------------------------------------------------------------   -----------------------------------------

Eastern U.S.
Crude Oil Charge Input (MB/D)                 403      414     409     416     410        354     281      377     411     356
Total Charge Input (MB/D)                     449      454     456     446     451        359     309      418     457     386
Crude Oil Capacity Utilization (%)            95%      98%     97%     98%     97%        84%     66%      89%     97%     84%
Clean Product Yield (%)                       92%      88%     89%     91%     90%        90%     87%      88%     90%     89%
-----------------------------------------------------------------------------------   -----------------------------------------

U.S. Gulf Coast
Crude Oil Charge Input (MB/D)                 659      715     596     397     591        529     681      730     737     670
Total Charge Input (MB/D)                     733      835     674     467     676        587     777      822     812     750
Crude Oil Capacity Utilization (%)            92%     100%     83%     55%     83%        72%     93%     100%    101%     91%
Clean Product Yield (%)                       73%      79%     80%     80%     78%        74%     81%      83%     80%     80%
-----------------------------------------------------------------------------------   -----------------------------------------

Central U.S.
Crude Oil Charge Input (MB/D)                 538      594     620     619     594        571     619      600     583     593
Total Charge Input (MB/D)                     577      625     653     666     630        613     663      638     621     634
Crude Oil Capacity Utilization (%)            84%      93%     97%     97%     93%        89%     97%      94%     91%     93%
Clean Product Yield (%)                       86%      84%     85%     85%     85%        84%     86%      85%     85%     85%
-----------------------------------------------------------------------------------   -----------------------------------------

Western U.S.
Crude Oil Charge Input (MB/D)                 357      410     415     421     401        386     419      420     397     406
Total Charge Input (MB/D)                     382      431     439     445     425        419     443      446     426     433
Crude Oil Capacity Utilization (%)            90%     101%    102%    104%    100%        94%    101%     102%     96%     98%
Clean Product Yield (%)                       80%      82%     79%     79%     80%        79%     81%      80%     79%     80%
-----------------------------------------------------------------------------------   -----------------------------------------

TOTAL UNITED STATES
Crude Oil Charge Input (MB/D)               1,957    2,133   2,040   1,853   1,996      1,840   2,000    2,127   2,128   2,025
Total Charge Input (MB/D)                   2,141    2,345   2,222   2,024   2,182      1,978   2,192    2,324   2,316   2,203
Crude Oil Capacity Utilization (%)            90%      98%     93%     85%     92%        83%     91%      96%     96%     92%
Clean Product Yield (%)                       82%      83%     83%     84%     83%        81%     83%      84%     83%     83%
-----------------------------------------------------------------------------------   -----------------------------------------

Refined Products Production (MB/D)
Gasoline                                      968    1,071   1,030     949   1,004        890   1,031    1,084   1,061   1,017
Distillates                                   599      655     640     583     619        538     601      655     657     613
Aviation Fuel                                 166      174     153     135     157        146     163      166     167     161
Other                                         414      449     400     370     406        414     403      429     440     422
-----------------------------------------------------------------------------------   -----------------------------------------
  Total                                     2,147    2,349   2,223   2,037   2,186      1,988   2,198    2,334   2,325   2,213
===================================================================================   =========================================

Petroleum Products Sales (MB/D)
Gasoline                                    1,302    1,426   1,397   1,368   1,374      1,258   1,300    1,369   1,416   1,336
Distillates                                   642      680     725     653     675        626     620      668     707     655
Aviation Fuel                                 198      214     203     189     201        187     200      180     214     195
Other                                         461      566     526     521     519        517     555      519     535     531
-----------------------------------------------------------------------------------   -----------------------------------------
  Total                                     2,603    2,886   2,851   2,731   2,769      2,588   2,675    2,736   2,872   2,717
===================================================================================   =========================================

* Represents marketing sales price less product costs for all distribution channels other than commercial product supply.


                                                          2005                                        2006
                                     ------------------------------------------      ---------------------------------------
                                     1st Qtr  2nd Qtr  3rd Qtr  4th Qtr    YTD       1st Qtr 2nd Qtr  3rd Qtr 4th Qtr  YTD
                                     ------------------------------------------      ---------------------------------------
International - Consolidated*
Crude Oil Charge Input (MB/D)           294     259      289      291      283         357     505      474     461     450
Total Charge Input (MB/D)               307     266      305      310      297         369     550      503     494     479
Crude Oil Capacity Utilization (%)     101%     89%      99%     100%      97%         94%     92%      86%     83%     88%
Clean Product Yield (%)                 79%     76%      82%      82%      80%         71%     64%      69%     72%     69%
-------------------------------------------------------------------------------      ---------------------------------------

International - Equity Affiliates
  - Net Share**
Crude Oil Charge Input (MB/D)           134     143      142      144      141         133     144      143     144     141
Total Charge Input (MB/D)               137     147      145      145      144         137     149      149     147     145
Crude Oil Capacity Utilization (%)      98%    105%     105%     106%     103%         94%    102%     102%    102%    100%
Clean Product Yield (%)                 83%     82%      80%      83%      82%         82%     82%      81%     80%     81%
-------------------------------------------------------------------------------      ---------------------------------------

TOTAL INTERNATIONAL
Crude Oil Charge Input (MB/D)           428     402      431      435      424         490     649      617     605     591
Total Charge Input (MB/D)               444     413      450      455      441         506     699      652     641     624
Crude Oil Capacity Utilization (%)     100%     94%     101%     102%      99%         94%     94%      89%     87%     91%
Clean Product Yield (%)                 80%     78%      81%      82%      80%         74%     68%      72%     74%     72%
-------------------------------------------------------------------------------      ---------------------------------------

Refined Products Production (MB/D)
Gasoline                                141     115      143      152      138         142     165      165     172     161
Distillates                             186     178      191      191      186         215     284      271     277     262
Aviation Fuel                            21      21       24       24       22          13      13       17      14      14
Other                                    95      96       90       91       93         130     233      190     170     181
-------------------------------------------------------------------------------      ---------------------------------------
  Total                                 443     410      448      458      439         500     695      643     633     618
===============================================================================      =======================================

Petroleum Products Sales (MB/D)
Gasoline                                185     176      178      175      178         197     225      204     186     203
Distillates                             221     212      216      224      218         319     379      352     380     358
Aviation Fuel                             7      10       12        8        9          20      18       22      19      19
Other                                    82      79       64       83       77         159     249      171     135     179
-------------------------------------------------------------------------------      ---------------------------------------
  Total                                 495     477      470      490      482         695     871      749     720     759
===============================================================================      =======================================

Worldwide - Including Net
 Share of Equity Affiliates
Crude Oil Charge Input (MB/D)         2,385   2,535    2,471    2,288    2,420       2,330   2,649    2,744   2,733   2,616
Total Charge Input (MB/D)             2,585   2,758    2,672    2,479    2,623       2,484   2,891    2,976   2,957   2,827
Crude Oil Capacity Utilization (%)      92%     97%      95%      88%      93%         85%     91%      95%     94%     92%
Clean Product Yield (%)                 82%     82%      83%      84%      82%         79%     80%      81%     81%     80%
-------------------------------------------------------------------------------      ---------------------------------------
-------------------------------------------------------------------------------      ---------------------------------------

Refined Products Production (MB/D)
Gasoline                              1,109   1,186    1,173    1,101    1,142       1,032   1,196    1,249   1,233   1,178
Distillates                             785     833      831      774      805         753     885      926     934     875
Aviation Fuel                           187     195      177      159      179         159     176      183     181     175
Other                                   509     545      490      461      499         544     636      619     610     603
-------------------------------------------------------------------------------      ---------------------------------------

  Total                               2,590   2,759    2,671    2,495    2,625       2,488   2,893    2,977   2,958   2,831
===============================================================================      =======================================

Petroleum Products Sales (MB/D)
Gasoline                              1,487   1,602    1,575    1,543    1,552       1,455   1,525    1,573   1,602   1,539
Distillates                             863     892      941      877      893         945     999    1,020   1,087   1,013
Aviation Fuel                           205     224      215      197      210         207     218      202     233     214
Other                                   543     645      590      604      596         676     804      690     670     710
-------------------------------------------------------------------------------      ---------------------------------------

  Total                               3,098   3,363    3,321    3,221    3,251       3,283   3,546    3,485   3,592   3,476
===============================================================================      =======================================

* Represents our Humber refinery in the United Kingdom, the Whitegate refinery in Ireland, and, effective March 1, 2006, our Wilhelmshaven refinery in Germany.

** Represents 18.75 percent interest in a refinery complex in Karlsruhe, Germany; 16.33 percent interest in two refineries in Kralupy and Litvinov, Czech Republic; and 47 percent interest in a refinery in Melaka, Malaysia.

                                LUKOIL INVESTMENT

                                                       2005                                        2006
                                      ---------------------------------------      ------------------------------------------
                                      1st Qtr  2nd Qtr 3rd Qtr 4th Qtr  YTD        1st Qtr  2nd Qtr 3rd Qtr  4th Qtr    YTD
                                      ---------------------------------------      ------------------------------------------
LUKOIL Investment
  Net Income ($ Millions)                 110     148     267    189     714            249      387     487      302  1,425
=============================================================================      ==========================================

Upstream
Production*
Net crude oil production (MB/D)           190     215     253    281     235            306      346     388      397    360
Net natural gas production (MMCF/D)        67      50      79     72      67             98      343     288      247    244
BOE Total (MBOE/D)                        201     223     266    293     246            322      403     436      438    401
-----------------------------------------------------------------------------------------------------------------------------
 * Represents our estimated net
   share of LUKOIL's production.

Industry Prices
Crude Oil ($/bbl)
  Urals crude (CIF Mediterranean)       43.21   48.49   57.39  54.07   50.87          58.25    64.85   65.81    56.48  61.35
-----------------------------------------------------------------------------      ------------------------------------------

Downstream
Refinery Throughput*
Crude Processed (MB/D)                     92     101     138    156     122            163      168     164      220    179
-----------------------------------------------------------------------------      ------------------------------------------
* Represents our estimated net share of LUKOIL's crude processed.





                                    MIDSTREAM


                                                           2005                                          2006
                                       --------------------------------------------   -----------------------------------------
                                       1st Qtr   2nd Qtr   3rd Qtr  4th Qtr    YTD    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr    YTD
                                       --------------------------------------------   -----------------------------------------
Midstream Net Income ($ Millions)          385        68      88      147      688        110     108     169      89      476
===================================================================================   =========================================

U.S. Equity Affiliate ($ Millions)*        359        51      76      105      591         93      91     128      73      385
-----------------------------------------------------------------------------------   -----------------------------------------

Natural Gas Liquids Extracted (MB/D)
Consolidated
  United States                             23        21      23       22       22         23      22      23      21       22
  International                             53        44       5        -       25          -       -       -       -        -
Equity Affiliates
  United States*                           110       112     171      172      142        178     183     180     181      181
  International                              6         6       6        6        6          6       6       7       7        6
-----------------------------------------------------------------------------------   -----------------------------------------
Total                                      192       183     205      200      195        207     211     210     209      209
===================================================================================   =========================================

* Represents 30.3 percent interest in DCP Midstream through June 30, 2005, and 50 percent interest beginning in July 2005.


Natural Gas Liquids
 Fractionated (MB/D)
United States*                             149       131     123      127      132        141     125     124     136      131
International                               64        55      15       10       36         11      14      14      12       13
-----------------------------------------------------------------------------------   -----------------------------------------
Total                                      213       186     138      137      168        152     139     138     148      144
===================================================================================   =========================================
 * Excludes DCP Midstream

Product Prices
Weighted Average NGL ($/bbl)*
  Consolidated                           31.95     32.49   39.60    42.70    36.68      37.64   41.73   44.10   37.41    40.22
  DCP Midstream                          30.61     31.33   38.31    41.84    35.52      37.29   41.18   43.00   36.34    39.45
-----------------------------------------------------------------------------------   -----------------------------------------
*    Prices are based on index  prices from the Mont  Belvieu and Conway  market hubs that are weighted by natural gas liquids component and location mix.


DD&A ($ Millions)                            9         8       7        8       32          7       8       7       7       29
-----------------------------------------------------------------------------------   -----------------------------------------

                                   CHEMICALS

                                                      2005                                                2006
                                   ----------------------------------------------      -----------------------------------------
                                   1st Qtr  2nd Qtr     3rd Qtr   4th Qtr     YTD      1st Qtr  2nd Qtr  3rd Qtr 4th Qtr   YTD
                                   ----------------------------------------------      -----------------------------------------
Chemicals
  Net Income (Loss) ($ Millions)       133      63          13       114     323          149      103      142      98     492
=================================================================================      =========================================
Industry Margins (Cents/Lb)*
Ethylene industry cash margin         18.1    12.8         8.8      21.1    15.2         20.5     14.3     17.0    16.0    17.0
HDPE industry contract sales margin   12.1    12.0         8.2      12.9    11.3         15.9     14.0     13.9    11.9    13.9
Styrene industry
  contract sales margin               13.9    13.6        12.4      12.3    13.1         12.5     11.9     11.3    11.5    11.8
---------------------------------------------------------------------------------      -----------------------------------------

* Prices, economics and views expressed by CMAI are strictly the opinion of CMAI and Purvin & Gertz and are based on information collected within the public sector and on assessments by CMAI and Purvin & Gertz staff utilizing reasonable care consistent with normal industry practice. CMAI and Purvin &
     Gertz make no guarantee or warranty and assume no liability as to their use.



                               EMERGING BUSINESSES

                                                      2005                                                2006
                                   ----------------------------------------------      -----------------------------------------
                                   1st Qtr  2nd Qtr     3rd Qtr   4th Qtr     YTD      1st Qtr  2nd Qtr  3rd Qtr 4th Qtr   YTD
                                   ----------------------------------------------      -----------------------------------------
Emerging Businesses
  Net Income (Loss) ($ Millions)        (8)     (8)          -        (5)    (21)           8      (12)      11       8      15
=================================================================================      =========================================

Detail of Net Income
  (Loss) ($ Millions)
Technology Solutions                    (2)     (4)         (5)       (5)    (16)         (12)      (4)      (3)     (4)    (23)
Gas-to-Liquids                          (7)     (7)         (4)       (5)    (23)          (4)      (3)      (4)     (2)    (13)
Power                                    2       9          17        15      43           31        3       26      22      82
Other                                   (1)     (6)         (8)      (10)    (25)          (7)      (8)      (8)     (8)    (31)
---------------------------------------------------------------------------------      -----------------------------------------
Total                                   (8)     (8)          -        (5)    (21)           8      (12)      11       8      15
=================================================================================      =========================================



                               CORPORATE AND OTHER

                                                      2005                                                2006
                                   ----------------------------------------------      -----------------------------------------
                                   1st Qtr  2nd Qtr     3rd Qtr   4th Qtr     YTD      1st Qtr  2nd Qtr  3rd Qtr 4th Qtr   YTD
                                   ----------------------------------------------      -----------------------------------------
Corporate and Other
  Net Income (Loss) ($ Millions)      (195)   (172)       (246)     (165)   (778)        (168)    (412)    (301)   (306) (1,187)
=================================================================================      =========================================


Detail of Net Income
  (Loss) ($ Millions)
Net interest expense                  (106)    (90)       (139)     (132)   (467)         (93)    (267)    (242)   (268)   (870)
Corporate overhead                     (58)    (46)        (64)      (15)   (183)         (26)     (39)     (35)    (33)   (133)
Discontinued operations                (11)      7          (4)      (15)    (23)           -        -        -       -       -
Acquisition-related expenses             -       -           -         -       -           (5)     (39)     (32)    (22)    (98)
Accounting change                        -       -           -         -       -            -        -        -       -       -
Other                                  (20)    (43)        (39)       (3)   (105)         (44)     (67)       8      17     (86)
---------------------------------------------------------------------------------      -----------------------------------------
Total                                 (195)   (172)       (246)     (165)   (778)        (168)    (412)    (301)   (306) (1,187)
=================================================================================      =========================================


Before-Tax Net Interest
  Expense ($ Millions)
Interest expense                      (226)   (219)       (223)     (224)   (892)        (226)    (468)    (417)   (434) (1,545)
Capitalized interest                    88      91         102       114     395          111      107      110     130     458
Interest revenue                        25      24          28        36     113           30       35       38       2     105
Receivables monetization related        (1)      -           -         -      (1)           -        -        -       -       -
Premium on early debt retirement        (9)      -         (50)      (51)   (110)           -        -        -       -       -
---------------------------------------------------------------------------------      -----------------------------------------
                                      (123)   (104)       (143)     (125)   (495)         (85)    (326)    (269)   (302)   (982)
=================================================================================      =========================================

Debt
Total Debt ($ Millions)             14,012  14,013      13,497    12,516  12,516       32,193   29,510   27,807  27,134  27,134
Debt-to-Capital Ratio                  23%     22%         21%       19%     19%          30%      27%      25%     24%     24%
---------------------------------------------------------------------------------      -----------------------------------------